UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


Date of Report        (Date of earliest event reported):    September 1, 1998

                               DTI HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Missouri
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                (State or other jurisdiction of incorporation)

                                   333-50049
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                            (Commission File Number)

                                   43-1828147
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                       (IRS Employer Identification No.)


          8112 Maryland Ave., 4th Floor, St. Louis, Missouri 63105
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          (Address of Principal Executive Office)          (Zip Code)

Registrant's telephone number, including area code:      (314) 253-6600




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Item 7. Financial Statements and Exhibits

         C.  Exhibits

               ++10.36 Agreement for the Purchase and Sale of Optical  Amplifier
                       and Dense Wavelength Division Multiplexing Equipment between Digital Teleport, Inc. and Pirelli Cables and Systems LLC, dated as of September 1, 1998.


++ Confidential treatment has been requested with respect to certain portions of this exhibit.


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



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DTI HOLDINGS, INC.

Date: October 13, 1998              By:  /s/ Gary W. Douglass
                                        ---------------------------------------
                                            Gary W. Douglass
                                            Senior Vice President and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX

     This Exhibit is numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:


Exhibit No.                             Description

++10.36 Agreement for the Purchase and Sale of Optical Amplifier and Dense Wavelength Division Multiplexing Equipment between Digital Teleport, Inc. and Pirelli Cables and Systems LLC, dated as of September 1, 1998.

++ Confidential treatment has been requested with respect to certain portions of this exhibit.


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